SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	April 19, 2004

LADISH CO., INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23539	31-1145953
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
Incorporation)

5481 S. Packard Avenue
Cudahy, Wisconsin 53110
(Address of principal executive offices including zip code)

(414) 747-2611
(Registrant's telephone number)

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On April 19, 2004, the Registrant filed a press release which announced an addition to the Registrant’s Board of Directors.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	None.

(b)	None.

(c)	Exhibits.

99(a)	April 19, 2004 Press Release

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

LADISH CO., INC.
By: /s/ Wayne E. Larsen
Wayne E. Larsen
Vice President Law/Finance & Secretary

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